Exhibit 99.02

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                  August, 1998
           Series 1998-01, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %               7.433251
                                                         --------------------
       Weighted average maturity                                      169.69
                                                         --------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                  Principal
               Principal Per   Prepayments Per    Interest Per
      Class     Certificate      Certificate       Certificate    Payout Rate
      -----     -----------      -----------       -----------    -----------
       R       $    0.00000000 $     0.00000000  $   0.00000000   %0.00000000
       PO      $    3.69875860 $     0.11935595  $   0.00000000   %0.00000000
       A1      $   31.62577501 $    28.68761608  $   5.03660364   %6.75000008
       A2      $   38.72755690 $    35.12961456  $   4.91634222   %6.75000004
       A3      $    3.21879297 $     2.91975443  $   5.51766781   %6.75000021
       M       $    3.21879402 $     0.00000000  $   5.51766810   %6.75000059
       B1      $    3.21879605 $     0.00000000  $   5.51767062   %6.75000371
       B2      $    3.21880214 $     0.00000000  $   5.51765822   %6.74998865
       B3      $    3.21879703 $     0.00000000  $   5.51767372   %6.75000750
       B4      $    3.21880880 $     0.00000000  $   5.51765822   %6.74998847
       B5      $    3.21879632 $     0.00000000  $   5.51766188   %6.74999240

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                              Accrual Amount
     Class
       N/A             $            N/A

       2.    The amount of servicing compensation received by the Company during
             the month preceding the month of distribution:  $        42,832.89
                                                                ----------------

C.    The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:          $   173,448,542.98
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  546
                                                                 ---------------
       3.
       Beginning Aggregate    Ending Aggregate        Ending
        Class Certificate     Class Certificate  Single Certificate
Class   Principal Balance     Principal Balance       Balance            Cusip
-----   -----------------     -----------------       -------            -----
R      $            0.00  $               0.00  $             0.00     36157RCN3
PO     $      151,890.59  $         151,310.79  $           965.25     GEC9801PO
A1     $   56,114,479.36  $      54,132,492.04  $           863.77     36157RCK9
A2     $   92,897,576.40  $      88,781,296.41  $           835.29     36157RCL7
A3     $   26,065,030.31  $      25,979,500.35  $           977.70     36157RCM5
SUP    $  167,609,910.77  $     161,457,599.74  $           860.40     GEC98001S
M      $    1,472,785.65  $       1,467,952.84  $           977.70     36157RCP8
B1     $      981,855.46  $         978,633.59  $           977.70     36157RCQ6
B2     $      490,925.27  $         489,314.35  $           977.70     36157RCR4
B3     $      785,485.35  $         782,907.86  $           977.70     36157RCG8
B4     $      294,555.17  $         293,588.61  $           977.70     36157RCH6
B5     $      392,834.22  $         391,545.17  $           977.70     36157RCJ2

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             5        Principal Balance  $       2,311,806.60
                               -                                  -------------
       2.   60-89 days
            Number             0        Principal Balance  $               0.00
                               -                                  -------------
       3.   90 days or more
            Number             0        Principal Balance  $               0.00
                               -                                  -------------
       4.   In Foreclosure
            Number             1        Principal Balance  $         219,252.14
                               -                                 --------------
       5.   Real Estate Owned
            Number             0        Principal Balance  $               0.00
                               -                                 --------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                           $               0.00
                                                                 ---------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                    $       2,621,837.00
                                                              ------------------

       2.   Bankruptcy Loss Amount:                        $         100,000.00
                                                              ------------------

       3.   Fraud Loss Amount:                             $       2,001,914.00
                                                              ------------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
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